Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2

Dated as of October 27, 2022

to

CREDIT AGREEMENT

Dated as of March 12, 2021

THIS AMENDMENT NO. 2 (this “Amendment”) is made as of October 27, 2022 by and among NextGen Healthcare, Inc. (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Second Amended and Restated Credit Agreement dated as of March 12, 2021 by and among the Borrower, the Lenders from time to time party thereto and the Administrative Agent (as amended prior to the date hereof, the “Existing Credit Agreement”; and the Existing Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Amended Credit Agreement (as defined below).

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to make certain amendments to the Existing Credit Agreement; and

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.Amendments to the Existing Credit Agreement.  Effective as of the Amendment No. 2 Effective Date (as defined below), Section 1.04(b) of the Existing Credit Agreement is amended to amend and restate the proviso appearing at the end of the first sentence thereof as follows: “; provided that, solely for purposes of determining compliance with the Restricted Payment Requirements in connection with any repurchase by the Borrower of its common Equity Interests, this clause (ii) shall not apply to the proceeds of the first issuance of Convertible Debt Securities occurring after the Amendment No. 1 Effective Date.”

2.Conditions of Effectiveness.  The effectiveness of this Amendment (the “Amendment No. 2 Effective Date”) is subject to the satisfaction of the following conditions precedent:

(a)The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower and the Required Lenders.

(b)The Administrative Agent shall have received payment of the Administrative Agent’s fees and reasonable and documented out-of-pocket expenses (including reasonable and documented out-of-pocket

750526378.3

fees and expenses of counsel for the Administrative Agent) in connection with this Amendment for which invoices have been presented on or before the Amendment No. 2 Effective Date to the extent such fees and expenses are invoiced at least three (3) Business Days in advance of the Amendment No. 2 Effective Date, or if invoiced thereafter, within thirty (30) days of written demand (including documentation reasonably supporting such request).

3.Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a)This Amendment and the Amended Credit Agreement constitute legal, valid and binding obligations of the Borrower and, in the case of the Amended Credit Agreement, the other Loan Parties party thereto, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) the representations and warranties of the Loan Parties set forth in the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects (or in all respects in the case of any representation and warranty qualified by materiality or Material Adverse Effect) with the same effect as though made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date is true and correct in all material respects (or in all respects in the case of any representation and warranty qualified by materiality or Material Adverse Effect) only as of such specified date).

4.Reference to and Effect on the Existing Credit Agreement.

(a)Upon the effectiveness hereof, each reference to the Existing Credit Agreement in the Existing Credit Agreement or any other Loan Document shall mean and be a reference to the Amended Credit Agreement.

(b)On behalf of itself and each of the other Loan Parties, the Borrower hereby (i) agrees that, except as otherwise set forth herein, this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of the Loan Parties arising under or pursuant to the Loan Documents to which each such Loan Party is a party, (ii) reaffirms all of the Loan Parties’ obligations under the Existing Credit Agreement and the other Loan Documents to which each such Loan Party is a party except as specifically modified herein and (iii) acknowledges and agrees that the Existing Credit Agreement and each other Loan Document executed by each such Loan Party remains in full force and effect and is hereby reaffirmed, ratified and confirmed, in each case, except as specifically modified herein.

(c)Except as set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under the Existing Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)This Amendment is a Loan Document.

5.Governing Law.  This Amendment shall be governed by and construed in accordance with and governed by the law of the State of New York.  The parties hereto agree that provisions of Sections 9.09 and 9.10 of the Amended Credit Agreement are hereby incorporated by reference, mutatis mutandis.

2

6.Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided, that, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature, and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

NEXTGEN HEALTHCARE, INC.,

as the Borrower

By:/s/ Jamie Arnold
Name: Jamie Arnold

Title: Chief Financial Officer

Signature Page to Amendment No. 2 to

Second Amended and Restated Credit Agreement dated as of March 12, 2021

NextGen Healthcare, Inc.

JPMORGAN CHASE BANK, N.A.,

individually as a Lender and as Administrative Agent

By:/s/ Melanie Her
Name: Melanie Her

Title: Authorized Officer

Signature Page to Amendment No. 2 to

Second Amended and Restated Credit Agreement dated as of March 12, 2021

NextGen Healthcare, Inc.

U.S. BANK NATIONAL ASSOCIATION,

as a Lender

By: /s/ Andrew Williams

Name: Andrew Williams

Title: Senior Vice President

Signature Page to Amendment No. 2 to

Second Amended and Restated Credit Agreement dated as of March 12, 2021

NextGen Healthcare, Inc.

BANK OF THE WEST,

as a Lender

By: /s/ Cecile Segovia

Name: Cecile Segovia

Title: Director

Signature Page to Amendment No. 2 to

Second Amended and Restated Credit Agreement dated as of March 12, 2021

NextGen Healthcare, Inc.

CITY NATIONAL BANK,

as a Lender

By: /s/ Marie-Lou Godinez

Name: Marie-Lou Godinez

Title: Senior Vice President

Signature Page to Amendment No. 2 to

Second Amended and Restated Credit Agreement dated as of March 12, 2021

NextGen Healthcare, Inc.

TRUIST BANK,

as a Lender

By:/s/ Timothy Conway

Name: Timothy Conway

Title: Vice President

Signature Page to Amendment No. 2 to

Second Amended and Restated Credit Agreement dated as of March 12, 2021

NextGen Healthcare, Inc.

PNC BANK, NATIONAL ASSOCIATION (f/k/a BBVA USA),

as a Lender

By:/s/ Jonas R. Berglund

Name: Jonas R. Berglund

Title: Senior Vice President

Signature Page to Amendment No. 2 to

Second Amended and Restated Credit Agreement dated as of March 12, 2021

NextGen Healthcare, Inc.

CITIZENS BANK, N.A.,

as a Lender

By: /s/ Mark Guyeski

Name: Mark Guyeski

Title: Vice President

Signature Page to Amendment No. 2 to

Second Amended and Restated Credit Agreement dated as of March 12, 2021

NextGen Healthcare, Inc.

CIT BANK, A DIVISION OF FIRST-CITIZENS

BANK & TRUST COMPANY as a Lender

By:/s/ Jean-Pierre Knight

Name: Jean-Pierre Knight

Title: Managing Director

Signature Page to Amendment No. 2 to

Second Amended and Restated Credit Agreement dated as of March 12, 2021

NextGen Healthcare, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Lender

By:/s/ Brandon Moss

Name: Brandon Moss

Title: Vice President

Signature Page to Amendment No. 2 to

Second Amended and Restated Credit Agreement dated as of March 12, 2021

NextGen Healthcare, Inc.